Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

YieldMax® JPM Option Income Strategy ETF (JPMO)

listed on NYSE Arca, Inc.

February 19, 2026

Supplement to the Summary Prospectus, Prospectus and

Statement of Additional Information (SAI),

each dated February 28, 2025

Effective March 2, 2026, the name of the YieldMax® JPM Option Income Strategy ETF (the “Fund”) will be changed to the YieldMax® JP Option Income Strategy ETF and the Fund’s ticker symbol will be changed from JPMO to JPO.

Accordingly, effective March 2, 2026, all references to the Fund’s name and ticker symbol in the Summary Prospectus, Prospectus and SAI are deleted and replaced with YieldMax® JP Option Income Strategy ETF and JPO, respectively.

There are no changes to the Fund’s investment objective or principal investments strategies as a result of these changes.

Please retain this Supplement for future reference.